Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Medical Exercise Inc. (the “Company”), on Form 10-Q for the period ended September 30, 2025, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, Matthew Degelman, Chief Executive Officer and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	Such Quarterly Report on Form 10-Q for the period ended September 30, 2025, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in such Quarterly Report on Form 10-Q for the period ended September 30, 2025, fairly presents, in all material respects, the financial condition and results of operations of the Company.

December 15, 2025

By:	/s/ Matthew Degelman
Matthew Degelman
Chief Executive Officer/Chief Financial Officer (Principal Executive Officer and Principal Financial Officer)